                                                                 EXHIBIT h(5)(c)


                             MEMORANDUM OF AGREEMENT


         This Memorandum of Agreement is entered into as of the date indicated on Exhibit "A" between AIM Advisor Funds, AIM Equity Funds, AIM Floating Rate Fund, AIM Funds Group, AIM Growth Series, AIM International Funds, Inc., AIM Investment Funds, AIM Investment Securities Funds, AIM Select Real Estate Income Fund, AIM Series Trust, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Variable Insurance Funds, Short-Term Investments Co., Short-Term Investments Trust, and Tax-Free Investments Co. (each a "Company" and collectively, the "Companies"), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Funds"), and A I M Advisors, Inc. ("AIM").

         For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Companies and AIM agree as follows:

         1. Each Company, for itself and its Funds, and AIM agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit "A" occurs, as such Exhibit "A" is amended from time to time, AIM will not charge any administrative fee under each Fund's advisory agreement in connection with securities lending activities.

         2. Neither a Company nor AIM may remove or amend the fee waivers to a Company's detriment prior to requesting and receiving the approval of the Fund's Board to remove or amend such fee waiver as described on the attached Exhibit "A". AIM will not have any right to reimbursement of any amount so waived.

         Unless a Company, by vote of its Board of Directors/Trustees, or AIM terminates the fee waiver, or a Company and AIM are unable to reach an agreement on the amount of the fee waiver to which the Company and AIM desire to be bound, the fee waiver will continue indefinitely with respect to such Company. Exhibit "A" will be amended to reflect the new date through which a Company and AIM agree to be bound.

         Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Company or AIM with respect to any other fee waivers, expense reimbursements and/or expense limitations

         IN WITNESS WHEREOF, each Company, on behalf of itself and its Funds listed in Exhibit "A" to this Memorandum of Agreement, and AIM have entered into this Memorandum of Agreement as of the date written above.

                                          AIM ADVISOR FUNDS
                                          AIM EQUITY FUNDS
                                          AIM FLOATING RATE FUND
                                          AIM FUNDS GROUP
                                          AIM GROWTH SERIES
                                          AIM INTERNATIONAL FUNDS, INC.
                                          AIM INVESTMENT FUNDS
                                          AIM INVESTMENT SECURITIES FUNDS
                                          AIM SELECT REAL ESTATE INCOME FUND
                                          AIM SERIES TRUST
                                          AIM SUMMIT FUND
                                          AIM TAX-EXEMPT FUNDS
                                          AIM VARIABLE INSURANCE FUNDS
                                          SHORT-TERM INVESTMENTS CO.
                                          SHORT-TERM
                                          INVESTMENTS TRUST
                                          TAX-FREE INVESTMENTS CO.


                                          By: /s/ ROBERT H. GRAHAM
                                             ----------------------------------

                                          Title: President
                                              ---------------------------------



                                          A I M ADVISORS, INC.

                                          By: /s/ ROBERT H. GRAHAM
                                             ----------------------------------

                                          Title: President
                                               --------------------------------

                                                      AS REVISED AUGUST 29, 2002

                                   EXHIBIT "A"


                                AIM ADVISOR FUNDS


FUND                                               EFFECTIVE DATE     COMMITTED UNTIL*
----                                               --------------     ----------------

AIM International Core Equity Fund               September 11, 2000
AIM Real Estate Fund                             September 11, 2000


                                AIM EQUITY FUNDS


FUND                                               EFFECTIVE DATE     COMMITTED UNTIL*
----                                               --------------     ----------------

AIM Aggressive Growth Fund                          June 21, 2000
AIM Basic Value II Fund                            August 29, 2002
AIM Blue Chip Fund                                  June 21, 2000
AIM Capital Development Fund                        June 21, 2000
AIM Charter Fund                                    June 21, 2000
AIM Constellation Fund                              June 21, 2000
AIM Core Strategies Fund                          December 28, 2001
AIM Dent Demographic Trends Fund                   June 21, 2000
AIM Emerging Growth Fund                           June 21, 2000
AIM Large Cap Basic Value Fund                      June 21, 2000
AIM Large Cap Core Equity Fund                   December 28, 2001
AIM Large Cap Growth Fund                           June 21, 2000
AIM Mid Cap Growth Fund                            June 21, 2000
AIM U.S. Growth Fund                               August 29, 2002
AIM Weingarten Fund                                 June 21, 2000

                             AIM FLOATING RATE FUND


FUND                                               EFFECTIVE DATE     COMMITTED UNTIL*
----                                               --------------     ----------------

AIM Floating Rate Fund                            September 1, 2001

                                AIM FUNDS GROUP


FUND                                               EFFECTIVE DATE     COMMITTED UNTIL*
----                                               --------------     ----------------

AIM Balanced Fund                                  June 1, 2000
AIM Basic Balanced Fund                          September 28, 2001
AIM European Small Company Fund                   August 30, 2000
AIM Global Utilities Fund                           June 1, 2000
AIM International Emerging Growth Fund           August 30, 2000
AIM Mid Cap Basic Value Fund                    December 27, 2001
AIM New Technology Fund                         August 30, 2000
AIM Premier Equity Fund                           June 1, 2000
AIM Premier Equity II Fund                      August 30, 2000
AIM Select Equity Fund                             June 1, 2000
AIM Small Cap Equity Fund                        August 30, 2000
AIM Worldwide Spectrum Fund                      December 27, 2000

* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.

                                                      AS REVISED AUGUST 29, 2002

                                AIM GROWTH SERIES


FUND                                               EFFECTIVE DATE     COMMITTED UNTIL*
----                                               --------------     ----------------

AIM Basic Value Fund                                June 5, 2000
AIM Euroland Growth Fund                         September 1, 2001
AIM Mid Cap Core Equity Fund                     September 1, 2001
AIM Small Cap Growth Fund                        September 11, 2000


                          AIM INTERNATIONAL FUNDS, INC.


FUND                                               EFFECTIVE DATE     COMMITTED UNTIL*
----                                               --------------     ----------------

AIM Asia Pacific Growth Fund                        June 21, 2000
AIM European Growth Fund                            June 21, 2000
AIM Global Aggressive Growth Fund                   June 21, 2000
AIM Global Growth Fund                              June 21, 2000
AIM Global Income Fund                              June 21, 2000
AIM International Growth Fund                       June 21, 2000

                              AIM INVESTMENT FUNDS

FUND                                               EFFECTIVE DATE     COMMITTED UNTIL*
----                                               --------------     ----------------

AIM Developing Markets Fund                       September 1, 2001
AIM Global Biotech Fund                          December 28, 2001
AIM Global Energy Fund                           September 1, 2001
AIM Global Financial Services Fund               September 11, 2000
AIM Global Heath Care Fund                        September 1, 2001
AIM Global Infrastructure Fund                   September 11, 2000
AIM Global Science and Technology Fund            September 1, 2001
AIM Strategic Income Fund                         September 1, 2001

                         AIM INVESTMENT SECURITIES FUNDS

FUND                                               EFFECTIVE DATE     COMMITTED UNTIL*
----                                               --------------     ----------------
AIM High Yield Fund                                 June 1, 2000
AIM High Yield Fund II                              June 1, 2000
AIM Income Fund                                     June 1, 2000
AIM Intermediate Government Fund                    June 1, 2000
AIM Limited Maturity Treasury Fund                  June 1, 2000
AIM Money Market Fund                               June 1, 2000
AIM Municipal Bond Fund                             June 1, 2000
AIM Short Term Bond Fund                           August 29, 2002
AIM Total Return Bond Fund                        December 28, 2001

                       AIM SELECT REAL ESTATE INCOME FUND

FUND                                               EFFECTIVE DATE     COMMITTED UNTIL*
----                                               --------------     ----------------

AIM Select Real Estate Income Fund                  May 31, 2002


* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.

                                                       AS REVISED AUGUST 29,2002


                                AIM SERIES TRUST


FUND                                               EFFECTIVE DATE     COMMITTED UNTIL*
----                                               --------------     ----------------


AIM Global Trends Fund                           September 1, 2001


                                 AIM SUMMIT FUND


FUND                                               EFFECTIVE DATE     COMMITTED UNTIL*
----                                               --------------     ----------------

AIM Summit Fund                                     July 24, 2000


                              AIM TAX-EXEMPT FUNDS


FUND                                               EFFECTIVE DATE     COMMITTED UNTIL*
----                                               --------------     ----------------

AIM High Income Municipal Fund                      June 1, 2000
AIM Tax-Exempt Cash Fund                            June 1, 2000
AIM Tax-Free Intermediate Fund                      June 1, 2000


                          AIM VARIABLE INSURANCE FUNDS


FUND                                               EFFECTIVE DATE     COMMITTED UNTIL*
----                                               --------------     ----------------
AIM V.I. Aggressive Growth Fund                      May 1, 2000
AIM V.I. Balanced Fund                               May 1, 2000
AIM V.I. Basic Value Fund                        September 10, 2001
AIM V.I. Blue Chip Fund                              May 1, 2000
AIM V.I. Capital Appreciation Fund                   May 1, 2000
AIM V.I. Capital Development Fund                    May 1, 2000
AIM V.I. Core Equity Fund                            May 1, 2000
AIM V.I. Dent Demographic Trends Fund                May 1, 2000
AIM V.I. Diversified Income Fund                     May 1, 2000
AIM V.I. Global Utilities Fund                       May 1, 2000
AIM V.I. Government Securities Fund                  May 1, 2000
AIM V.I. Growth Fund                                 May 1, 2000
AIM V.I. High Yield Fund                             May 1, 2000
AIM V.I. International Growth Fund                   May 1, 2000
AIM V.I. Mid Cap Core Equity Fund                September 10, 2001
AIM V.I. Money Market Fund                           May 1, 2000
AIM V.I. New Technology Fund                         May 1, 2000
AIM V.I. Premier Equity Fund                         May 1, 2000


                           SHORT-TERM INVESTMENTS CO.


FUND                                               EFFECTIVE DATE     COMMITTED UNTIL*
----                                               --------------     ----------------
Liquid Assets Portfolio                             June 1, 2000
Prime Portfolio                                     June 1, 2000


* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.

                                                      AS REVISED AUGUST 29, 2002


                          SHORT-TERM INVESTMENTS TRUST


FUND                                               EFFECTIVE DATE     COMMITTED UNTIL*
----                                               --------------     ----------------

Government & Agency Portfolio                       June 1, 2000
Government Tax Advantage Portfolio                  June 1, 2000
Treasury Portfolio                                  June 1, 2000


                            TAX-FREE INVESTMENTS CO.


FUND                                               EFFECTIVE DATE     COMMITTED UNTIL*
----                                               --------------     ----------------
Cash Reserve Portfolio                              June 1, 2000


* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.